SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 5
                                       TO
                         AMENDED AND RESTATED AGREEMENT
                            AND DECLARATION OF TRUST
                                       OF
                               AIM GROWTH SERIES

         This Amendment No. 5 to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (this "Amendment") amends, effective as of December 10, 2003, the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (the "Trust") dated as of May 15, 2002, as amended (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment and Amendment No. 4 dated as of July 30, 2003, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 10, 2003.


                                      By:      /s/ Robert H. Graham
                                         ----------------------------------
                                               Name:    Robert H. Graham
                                               Title:   President

                          EXHIBIT 1 TO AMENDMENT No. 5
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                              OF AIM GROWTH SERIES

                                  "SCHEDULE A"

                               AIM GROWTH SERIES
                         PORTFOLIOS AND CLASSES THEREOF

     PORTFOLIO                                   CLASSES OF EACH PORTFOLIO
     ---------                                   -------------------------

AIM Basic Value Fund                             Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Institutional Class Shares

AIM Global Trends Fund                           Class A Shares
                                                 Class B Shares
                                                 Class C shares
                                                 Institutional Class Shares

AIM Mid Cap Core Equity Fund                     Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Institutional Class Shares

AIM Small Cap Growth Fund                        Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Institutional Class Shares

AIM Conservative Allocation Fund                 Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Institutional Class Shares

AIM Moderate Allocation Fund                     Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Institutional Class Shares

AIM Aggressive Allocation Fund                   Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Institutional Class Shares